10(a)(i)

AMENDMENT NO.3
TO THE
ARROW ELECTRONICS SAVINGS PLAN
As Amended and Restated, Effective January 1, 2012

The Arrow Electronics Savings Plan, as amended and restated, effective January 1, 2012 (the Plan), is hereby amended by adding Supplements 37 through 43, to the end thereof, to read as follows:

SUPPLEMENT NO. 37
TO
ARROW ELECTRONICS
SAVINGS PLAN
Special Provisions Applicable to
Current and Former Employees of Seneca Data Distributors, Inc.
Effective as of January 2, 2015 (the “Merger Date”), the Seneca Data Distributors, Inc. 401(k) Savings & Profit Sharing Plan (the “Seneca Plan”) shall merge into this Plan, and the terms of the Plan shall supersede the terms of the Seneca Plan. This Supplement 37 provides for such merger (“Plan Merger”) and sets forth special provisions that apply to certain current and former employees of Seneca Data Distributors, Inc.
S37.1    Special Definitions. For purposes of this Supplement 37:
S37.1.1    “Elective Subaccount” means a subaccount within a Member’s Elective Account to which elective deferrals made under the Seneca Plan are transferred.
S37.1.2    “Discretionary Subaccount” means a subaccount within a Member’s Account to which discretionary profit sharing contributions made under the Seneca Plan are transferred.
S37.1.3    “Matching Subaccount” means a subaccount within a Member’s Account to which discretionary matching contributions made under the Seneca Plan are transferred.
S37.1.4    “Rollover Subaccount” means a subaccount within a Member’s Account to which rollover contributions made under the Seneca Plan are transferred.
S37.1.5    “Roth 401(k) Contributions” means amounts deferred under the Seneca Plan that were included in gross income at the time of the deferral at the election of the Seneca Member, pursuant to Code Section 402A.
S37.1.6    “Roth 401(k) Subaccount” means the subaccount within the Seneca Member’s Elective Subaccount which holds Roth 401(k).
S37.1.7    “Seneca” means Seneca Data Distributors, Inc., a New York corporation, acquired by the Company pursuant to a Purchase and Sale Agreement dated and effected as of August 1, 2014.
S37.1.8    “Seneca Account” means an account maintained under the Seneca Plan immediately prior to the Merger Date containing elective deferrals, Roth 401(k), discretionary, matching, and rollover contributions, if any, for a Seneca Member.
S37.1.9    “Seneca Member” means a participant in the Seneca Plan who had an undistributed account thereunder immediately prior to the Plan Merger.

S37.1.10    “Seneca Plan” means the Seneca Data Distributors, Inc. 401(k) Savings & Profit Sharing Plan as in effect prior to the Plan Merger.
S37.1.11    “Seneca Trust Fund” means the trust fund maintained under the Seneca Plan immediately prior to the Plan Merger.
S37.2    Membership in the Plan. Each person who was employed by Seneca and was an Eligible Employee on January 1, 2015, shall become a Member of the Plan on such date. Each Seneca Member who was not an Eligible Employee on January 1 2015, shall become a Member on the Merger Date, but solely with respect to amounts transferred to the Plan in respect of such person’s Seneca Account, unless he otherwise qualifies as a Member under the Plan.
S37.3    Plan Merger. Effective on the Merger Date, the Seneca Plan and the Seneca Trust Fund are merged into this Plan and the trust fund hereunder, and the terms of this Plan supersede the terms of the Seneca Plan. All persons (including current and former employees and their beneficiaries) having an interest under the Seneca Plan prior to the Merger Date shall, on and after the Merger Date, be entitled to benefits solely from the Plan, including this Supplement 37, in lieu of any and all interest which they had or may have had under the Seneca Plan.
S37.4    Transfer of Seneca Trust Fund. The assets held by the trustees of the Seneca Trust Fund shall be transferred to the Trustee on or about the Merger Date.
S37.5    Allocation of Transferred Accounts. Funds transferred to the Trustee in respect of a Seneca Member’s Seneca Account shall be allocated under the Plan to such Member’s Elective Subaccount, 401(k) Subaccount, Discretionary Subaccount, Matching Subaccount, and Rollover Subaccount, as applicable.
S37.6    Investment of Transferred Assets. Funds transferred to the Trustee pursuant to Section S37.4 shall be invested in accordance with Section S37.7. Thereafter, the Member may change the portion of his Account that is invested in each Investment Fund in accordance with Article V of the Plan.
S37.7    Fund Mapping. The following fund mapping shall become effective upon the transfer pursuant to Section S37.4:

From the Following Seneca Plan Funds	Into Plan Investment Funds
Alger Capital Appreciation Institutional Fund	T. Rowe Price Blue Chip Growth Fund
American Funds Fundamental Investors	T. Rowe Price Blue Chip Growth Fund
BlackRock Health Sciences Opportunities Fund	Vanguard 500 Index Fund
Diamond Hill Large Cap Fund	Vanguard Windsor II Fund
Great-West S&P 500 Index Fund	Vanguard 500 Index Fund
Great-West S&P SmallCap 600 Index Fund	Vanguard Extended Market Index Fund
Great-West Short Duration Bond Fund	Vanguard Retirement Savings Trust
Great-West Templeton Global Bond Fund	PIMCO Total Return Fund
Invesco Energy Fund	Vanguard 500 Index Fund
Invesco SmallCap Value Fund	Vanguard Extended Market Index Fund
Ivy Science & Technology Fund	Vanguard 500 Index Fund
Janus Forty Fund	T. Rowe Price Blue Chip Growth Fund
Janus Overseas Fund	JPMorgan International Equity Fund
Lazard Emerging Markets Equity Fund	JPMorgan International Equity Fund
Lord Abbett Value Opportunities Fund	Vanguard Extended Market Index Fund

Nuveen Small Cap Select Fund	Vanguard Extended Market Index Fund
Oakmark International Fund	JPMorgan International Equity Fund
Perkins Mid Cap Value Fund	Vanguard Extended Market Index Fund
PIMCO Real Return Fund	Vanguard Inflation Protected Securities Fund
PIMCO Total Return Fund	PIMCO Total Return Fund
RidgeWorth Large Cap Value Equity Fund	Vanguard Windsor II Fund
Thornburg International Value Fund	JPMorgan International Equity Fund
Great-West Aggressive Profile Fund II	Age appropriate Vanguard Target Retirement Fund
Great-West Conservative Profile Fund II	Age appropriate Vanguard Target Retirement Fund
Great-West Moderate Profile II Fund	Age appropriate Vanguard Target Retirement Fund
Great-West Moderately Aggressive Profile II Fund	Age appropriate Vanguard Target Retirement Fund
Great-West Moderately Conservative Profile II Fund	Age appropriate Vanguard Target Retirement Fund
Manning & Napier Pro-Mix Extended Term CIT	Age appropriate Vanguard Target Retirement Fund
Manning & Napier Pro-Mix Maximum Term CIT	Age appropriate Vanguard Target Retirement Fund
Manning & Napier Pro-Mix Moderate Term CIT	Age appropriate Vanguard Target Retirement Fund
T. Rowe Price Retirement 2015 Fund	Age appropriate Vanguard Target Retirement Fund
T. Rowe Price Retirement 2025 Fund	Age appropriate Vanguard Target Retirement Fund
T. Rowe Price Retirement 2030 Fund	Age appropriate Vanguard Target Retirement Fund
T. Rowe Price Retirement 2035 Fund	Age appropriate Vanguard Target Retirement Fund
T. Rowe Price Retirement 2040 Fund	Age appropriate Vanguard Target Retirement Fund
T. Rowe Price Retirement 2045 Fund	Age appropriate Vanguard Target Retirement Fund
T. Rowe Price Retirement 2055 Fund	Age appropriate Vanguard Target Retirement Fund

S37.8    Credit Under the Plan for Service with Seneca. Effective on and after January 1, 2015, in determining a Seneca employee’s eligibility to participate, Hours of Service and Years of Service under the Plan, (a) service credit for any period of service credited to him as of the Merger Date for comparable purposes under the Seneca Plan shall be taken into account and (b) any additional period credited for vesting purposes under the Seneca Plan and not disregarded under the break in service rules under the Seneca Plan or this Plan shall be taken into account. The Committee may use and rely upon records maintained by Seneca to compute Hours of Service in order to determine Years of Service to be credited to such employee and his eligibility to participate in accordance with Section 2.1 of the Plan.
S37.9    Vesting Under the Plan for Matching and Discretionary Subaccounts. Funds in a Seneca Member’s Matching Subaccount and Discretionary Subaccount will remain subject to the vesting schedule under the Seneca Plan which was in effect prior to the Plan Merger. A Seneca Member who has a Termination of Employment on or after age 55 will be fully vested in his Matching and Discretionary Subaccount.
S37.10    Qualified Reservist Distributions. A Seneca Member may elect to receive a Qualified Reservist Distribution, provided the following requirements are satisfied: (i) the Member was ordered or called to active duty after September 11, 2001, for a period of more than 179 days or for an indefinite period because he is a member of a reserve component, as defined in section 101 of title 37, U.S Code; (ii) the distribution is made no earlier than the date of the order or call to active duty and no later than the close of the active duty period; and (iii) the distribution is made from amounts in the Members Elective Subaccount. A Seneca Member who has received a Qualified Reservist Distribution from the Plan may repay the amount of such distribution to the plan; provided such repayment is made within two years after the Member’s active duty ends.
S37.11    Grandfathered Disability Definition. A Seneca Member will have a Disability with respect to his Matching Subaccount and Discretionary Subaccount if he or she suffers from a medically determinable physical or mental impairment that may be expected to result in death or to last for a continuous period of not less than twelve months and that renders him or her incapable of performing his or her duties; or the Social Security Administration has determined the he or she is eligible to receive Social Security disability benefits.
S37.12    Special Provisions Relating to Roth 401(k) Contributions.
S37.12.1    Accounting. Roth 401(k) Contributions shall be separately maintained in a Seneca Member’s Roth 401(k) Subaccount, and gains, losses and other credits or charges will be separately allocated on a reasonable and consistent basis.
S37.12.2    Loans. Effective as of the Merger Date, loans shall not be permitted from a Seneca Member’s Roth 401(k) Subaccount, although amounts from such subaccount shall be aggregated with amounts in such Member’s other Accounts in applying the maximum loan limitations under the Plan.
S37.12.3    Hardship Withdrawal. Effective as of the Merger Date, subject to the hardship withdrawal rules of Section 7.2.4 of the Plan, amounts in a Seneca Member’s Roth 401(k) Subaccount may be withdrawn to meet a financial hardship.
S37.12.4    Rollover Distributions.    Notwithstanding Section 8.25 of the Plan, a direct rollover of a distribution from a Roth 401(k) Subaccount can only be made to another Roth elective deferral account under an applicable retirement plan described in Code Section 402A(e)(1) or to a Roth IRA described in Code Section 408A, and only to the extent the rollover is permitted under the rules of Code Section 402(c).
S37.12.5    Correction of Excess Contributions. The distribution of any excess contributions made with respect to the 2015 Plan Year shall first be made from elective deferrals other than a Seneca Member’s Roth 401(k) Contributions and then from his Roth 401(k) Contributions
S37.13    Seneca Plan Amended. The provisions of this Supplement 37 shall be treated as an amendment to and a part of the Seneca Plan to the extent necessary to give full effect to this Supplement.

SUPPLEMENT NO. 38
TO
ARROW ELECTRONICS
SAVINGS PLAN
Special Provisions Applicable to
Current and Former Employees of U.S. Micro Operating Company, LLC.
Effective as of February 27, 2015 (the “Merger Date”), the U.S. Micro 401(k) Profit Sharing Plan (the “U.S. Micro Plan”) shall merge into this Plan, and the terms of the Plan shall supersede the terms of the U.S. Micro Plan. This Supplement 38 provides for such merger (“Plan Merger”) and sets forth special provisions that apply to certain current and former employees of U.S. Micro Operating Company, LLC.
S38.1    Special Definitions. For purposes of this Supplement 38:
S38.1.1    “Discretionary Subaccount” means a subaccount within a Member’s Account to which discretionary profit sharing contributions made under the U.S. Micro Plan are transferred.
S38.1.2    “Elective Subaccount” means a subaccount within a Member’s Elective Account to which elective deferrals made under the U.S. Micro Plan are transferred.
S38.1.3    “Matching Subaccount” means a subaccount within a Member’s Account to which discretionary matching contributions made under the U.S. Micro Plan are transferred.
S38.1.4    “Rollover Subaccount” means a subaccount within a Member’s Account to which rollover contributions made under the U.S. Micro Plan are transferred.
S38.1.5    “U.S. Micro” means U.S. Micro Operating Company, LLC, a Nevada limited liability company acquired by a subsidiary of the Company pursuant to a Purchase and Sale Agreement dated and effected January 2, 2014.
S38.1.6    “U.S. Micro Account” means an account maintained under the U.S. Micro Plan immediately prior to the Merger Date containing elective deferrals, discretionary, matching, and rollover contributions, if any, for a U.S. Micro Member.
S38.1.7    “U.S. Micro Member” means a participant in the U.S. Micro Plan who had an undistributed account thereunder immediately prior to the Plan Merger.
S38.1.8    “U.S. Micro Plan” means the U.S. Micro 401(k) Profit Sharing Plan as in effect prior to the Plan Merger.
S38.1.9    “U.S. Micro Trust Fund” means the trust fund maintained under the U.S. Micro Plan immediately prior to the Plan Merger.
S38.2    Membership in the Plan. Each person who was employed by U.S. Micro and was an Eligible Employee on January 1, 2015, shall become a Member of the Plan, subject to the Plan’s age and service requirements, taking into account past service credited under the U.S. Micro Plan in accordance with Section S38.8 hereof. Each U.S. Micro Member who was not an Eligible Employee on

January 1, 2015, shall become a Member on the Merger Date, but solely with respect to amounts transferred to the Plan in respect of such person’s U.S. Micro Account, unless he otherwise qualifies as a Member under the Plan.
S38.3    Plan Merger. Effective on the Merger Date, the U.S. Micro Plan and the U.S. Micro Trust Fund are merged into this Plan and the trust fund hereunder, and the terms of this Plan supersede the terms of the U.S. Micro Plan. All persons (including current and former employees and their beneficiaries) having an interest under the U.S. Micro Plan prior to the Merger Date shall, on and after the Merger Date, be entitled to benefits solely from the Plan, including this Supplement 38, in lieu of any and all interest which they had or may have had under the U.S. Micro Plan.
S38.4    Transfer of U.S. Micro Trust Fund. The assets held by the trustees of the U.S. Micro Trust Fund shall be transferred to the Trustee on or about the Merger Date.
S38.5    Allocation of Transferred Accounts. Funds transferred to the Trustee in respect of a U.S. Micro Member’s U.S. Micro Account shall be allocated under the Plan to such Member’s Elective Subaccount, Discretionary Subaccount, Matching Subaccount and Rollover Subaccount, as applicable.
S38.6    Investment of Transferred Assets. Funds transferred to the Trustee pursuant to Section S38.4 shall be invested in accordance with Section S38.7. Thereafter, the Member may change the portion of his Account that is invested in each Investment Fund in accordance with Article V of the Plan.
S38.7    Fund Mapping. The following fund mapping shall become effective upon the transfer pursuant to Section S38.4:

From the Following U.S. Micro Plan Funds	Into Plan Investment Funds
Voya Money Market Fund	Vanguard Prime Money Market Fund
Voya Fixed Account Fund	Vanguard Retirement Savings Trust
PIMCO Commodity Real Return Strategy Fund	Vanguard Inflation-Protected Securities Fund
Voya PIMCO Bond Portfolio Fund	PIMCO Total Return Fund
PIMCO Pioneer Strategic Income Fund	PIMCO Total Return Fund
Templeton Global Bond Fund	PIMCO Total Return Fund
Voya High Yield Portfolio Fund	PIMCO Total Return Fund
ClearBridge Appreciation Fund	Vanguard Institutional Index Fund
Voya U.S. Stock Index Portfolio Fund	Vanguard Institutional Index Fund
BlackRock Equity Dividend Fund	Vanguard Windsor II Fund
Voya Russell Mid Cap Index Portfolio Fund	Vanguard Extended Market Index Fund
Voya JPMorgan Mid Cap Value Portfolio Fund	Vanguard Extended Market Index Fund
Voya JP Morgan Small Cap Core Equity Portfolio Fund	Vanguard Extended Market Index Fund
Voya Russell Small Cap Index Portfolio Fund	Vanguard Extended Market Index Fund
Voya Large Cap Growth Portfolio Fund	T. Rowe Price Blue Chip Growth Fund
Alger Capital Appreciation Fund	T. Rowe Price Blue Chip Growth Fund
Voya MidCap Opportunities Portfolio Fund	Eaton Vance Atlanta Capital SMID-Cap Fund I Shares
Lord Abbett Developing Growth Fund	Eaton Vance Atlanta Capital SMID-Cap Fund I Shares
Artisan International Value Fund	JPMorgan International Equity Fund
American Funds EuroPacific Growth Fund	JPMorgan International Equity Fund
Oppenheimer Developing Markets Fund	JPMorgan International Equity Fund
PIMCO All Asset Fund	Age appropriate Vanguard Target Retirement Fund
Voya Global Real Estate Fund	Age appropriate Vanguard Target Retirement Fund
Franklin Income Fund	Age appropriate Vanguard Target Retirement Fund
American Funds The Income Fund of America Fund	Age appropriate Vanguard Target Retirement Fund
BlackRock Global Allocation Fund	Age appropriate Vanguard Target Retirement Fund
Voya Solution Portfolio Funds	Age appropriate Vanguard Target Retirement Fund

S38.8    Credit Under the Plan for Service with U.S. Micro. Effective on and after January 1, 2015, in determining a U.S. Micro employee’s eligibility to participate, Hours of Service and Years of Service under the Plan, (a) service credit for any period of service credited to him as of the Merger Date for comparable purposes under the U.S. Micro Plan shall be taken into account and (b) any additional period credited for vesting purposes under the U.S. Micro Plan and not disregarded under the break in service rules under the U.S. Micro Plan or this Plan shall be taken into account. The Committee may use and rely upon records maintained by U.S. Micro to compute Hours of Service in order to determine Years of Service to be credited to such employee and his eligibility to participate in accordance with Section 2.1 of the Plan.
S38.9    Vesting Under the Plan for Matching and Discretionary Subaccounts. Funds in a U.S. Micro Member’s Matching Subaccount and Discretionary Subaccount will remain subject to the vesting schedule under the U.S. Micro Plan which was in effect prior to the Plan Merger.

S38.10    Qualified Reservist Distributions. A U.S. Micro Member may elect to receive a Qualified Reservist Distribution, provided the following requirements are satisfied: (i) the Member was ordered or called to active duty after September 11, 2001, for a period of more than 179 days or for an indefinite period because he is a member of a reserve component, as defined in section 101 of title 37, U.S Code; (ii) the distribution is made no earlier than the date of the order or call to active duty and no later than the close of the active duty period; and (iii) the distribution is made from amounts in the Members Elective Subaccount. A U.S. Micro Member who has received a Qualified Reservist Distribution from the Plan may repay the amount of such distribution to the plan; provided such repayment is made within two years after the Member’s active duty ends.
S38.11    Distribution While Performing Qualified Military Service. A U.S. Micro Member performing service in the uniformed services (as defined in chapter 43 of title 38 of the U.S. Code) while on active duty for a period of more than 30 days shall be treated as having incurred a severance from employment for purposes of receiving distributions from amounts in the Member’s subaccounts in respect of his U.S. Micro Account. If any such U.S. Micro Member elects to receive a distribution that includes elective deferrals from his Elective Subaccount, the U.S. Micro Member may not make Elective Contributions during the six-month period beginning on the date of such distribution.
S38.12    Withdrawals During Employment. The following shall apply during the period that a U.S. Micro Member is employed by an Employer or an Affiliate:
S38.12.1    Withdrawal of Rollover Contributions During Employment Irrespective of Age. A U.S. Micro Member may elect to withdraw from the Plan all or any portion of any of his benefit amounts attributable to his Rollover Subaccount (including investment earnings allocable thereto) at any time.
S38.12.2    Withdrawals After Age 59-1/2. A U.S. Micro Member may elect to withdraw from the Plan all or any portion of any of his benefit amounts attributable to the vested percentage of the balance of his Elective Subaccount, Discretionary Subaccount, and Matching Subaccount (if any) (including investment earnings allocable thereto) at any time upon attainment of age 59-1/2.
S38.13    Grandfathered Disability Definition. A U.S. Micro Member will have a Disability with respect to his Matching Subaccount and Discretionary Subaccount if he or she is determined to be unable to engage in any substantial gainful activity by reason of any medically determined physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than twelve months. The disability of the U.S. Micro Member shall be determined by a licensed physician. However, if the condition constitutes total disability under the Federal Social Security Act, the Plan Administrator may rely upon such determination that the Member is Disabled for purposes of the Plan.
S38.14    U.S. Micro Plan Amended. The provisions of this Supplement 38 shall be treated as an amendment to and a part of the U.S. Micro Plan to the extent necessary to give full effect to this Supplement.

SUPPLEMENT NO. 39
TO
ARROW ELECTRONICS
SAVINGS PLAN
Special Provisions Applicable to
Current and Former Employees of Aspen Labs, LLC.
Effective as of July 1, 2015 (the “Merger Date”), the Aspen Labs, LLC 401(k) Plan (the “Aspen Labs Plan”) shall merge into this Plan, and the terms of the Plan shall supersede the terms of the Aspen Labs Plan. This Supplement 39 provides for such merger (“Plan Merger”) and sets forth special provisions that apply to certain current and former employees of Aspen Labs, LLC.
S39.1    Special Definitions. For purposes of this Supplement 39:
S39.1.1    “Aspen Labs” means Aspen Labs, LLC, an Idaho limited liability company acquired by the Company pursuant to a Purchase and Sale Agreement dated and effected February 13, 2015.
S39.1.2    “Aspen Labs Account” means an account maintained under the Aspen Labs Plan immediately prior to the Merger Date containing elective deferrals, discretionary, matching, and rollover contributions, if any, for an Aspen Labs Member.
S39.1.3    “Aspen Labs Member” means a participant in the Aspen Labs Plan who had an undistributed account thereunder immediately prior to the Plan Merger.
S39.1.4    “Aspen Labs Plan” means the Aspen Labs 401(k) Plan as in effect prior to the Plan Merger.
S39.1.5    “Aspen Labs Trust Fund” means the trust fund maintained under the Aspen Labs Plan immediately prior to the Plan Merger.
S39.1.6    “Discretionary Subaccount” means a subaccount within a Member’s Account to which discretionary profit sharing contributions made under the Aspen Labs Plan are transferred.
S39.1.7    “Elective Subaccount” means a subaccount within a Member’s Elective Account to which elective deferrals made under the Aspen Labs Plan are transferred.
S39.1.8    “Matching Subaccount” means a subaccount within a Member’s Account to which discretionary matching contributions made under the Aspen Labs Plan are transferred.
S39.1.9    “Rollover Subaccount” means a subaccount within a Member’s Account to which rollover contributions made under the Aspen Labs Plan are transferred.
S39.2    Membership in the Plan. Each person who was employed by Aspen Labs and was an Eligible Employee on March 1, 2015, shall become a Member of the Plan, subject to the Plan’s age and service requirements, taking into account past service credited under the Aspen Labs Plan in accordance with Section S39.8 hereof. Each Aspen Labs Member who was not an Eligible Employee on March 1, 2015, shall become a Member on the Merger Date, but solely with respect to amounts transferred to the Plan in respect of such person’s Aspen Labs Account, unless he otherwise qualifies as a Member under the Plan.
S39.3    Plan Merger. Effective on the Merger Date, the Aspen Labs Plan and the Aspen Labs Trust Fund are merged into this Plan and the trust fund hereunder, and the terms of this Plan supersede the terms of the Aspen Labs Plan. All persons (including current and former employees and their beneficiaries) having an interest under the Aspen Labs Plan prior to the Merger Date shall, on and after the Merger Date, be entitled to benefits solely from the Plan, including this Supplement 39, in lieu of any and all interest which they had or may have had under the Aspen Labs Plan.
S39.4    Transfer of Aspen Labs Trust Fund. The assets held by the trustees of the Aspen Labs Trust Fund shall be transferred to the Trustee on or about the Merger Date.
S39.5    Allocation of Transferred Accounts. Funds transferred to the Trustee in respect of an Aspen Labs Member’s Aspen Labs Account shall be allocated under the Plan to such Member’s Elective Subaccount, Discretionary Subaccount, Matching Subaccount and Rollover Subaccount, as applicable.
S39.6    Investment of Transferred Assets. Funds transferred to the Trustee pursuant to Section S39.4 shall be invested in accordance with Section S39.7. Thereafter, the Member may change the portion of his Account that is invested in each Investment Fund in accordance with Article V of the Plan.
S39.7    Fund Mapping. The following fund mapping shall become effective upon the transfer pursuant to Section S39.4:

From the Following U.S. Micro Plan Funds	Into Plan Investment Funds
American Funds American High Income Trust	Vanguard Total Bond Market Index Fund
American Funds Capital World Bond Fund	Vanguard Total Bond Market Index Fund
American Funds Capital World Growth & Income Fund	JPMorgan International Equity Fund
American Funds EuroPacific Growth Fund	JPMorgan International Equity Fund
American Funds Growth Fund of America	T. Rowe Price Blue Chip Growth Fund
American Funds Intermediate Bond Fund of America	Dodge & Cox Income Fund
American Funds Investment Company of America	Vanguard Institutional Index Fund
American Funds Money Market Fund	Vanguard Prime Money Market Fund
American Funds New Perspective Fund	JPMorgan International Equity Fund
American Funds New World Fund	Vanguard Total International Stock Index Fund
American Funds Short Term Bond Fund of America	Vanguard Total Bond Market Index Fund
American Funds SMALLCAP World Fund	Vanguard Total International Stock Index Fund
American Funds 2010 Target Date Retirement Fund	Age appropriate Vanguard Target Retirement Fund
American Funds 2015 Target Date Retirement Fund	Age appropriate Vanguard Target Retirement Fund
American Funds 2020 Target Date Retirement Fund	Age appropriate Vanguard Target Retirement Fund
American Funds 2025 Target Date Retirement Fund	Age appropriate Vanguard Target Retirement Fund
American Funds 2030 Target Date Retirement Fund	Age appropriate Vanguard Target Retirement Fund
American Funds 2035 Target Date Retirement Fund	Age appropriate Vanguard Target Retirement Fund
American Funds 2040 Target Date Retirement Fund	Age appropriate Vanguard Target Retirement Fund
American Funds 2045 Target Date Retirement Fund	Age appropriate Vanguard Target Retirement Fund
American Funds 2050 Target Date Retirement Fund	Age appropriate Vanguard Target Retirement Fund
American Funds 2055 Target Date Retirement Fund	Age appropriate Vanguard Target Retirement Fund
American Funds American Balanced Fund	Age appropriate Vanguard Target Retirement Fund
American Funds Income Fund of America	Age appropriate Vanguard Target Retirement Fund

S39.8    Credit Under the Plan for Service with Aspen Labs. Effective on and after March 1, 2015, in determining an Aspen Labs employee’s eligibility to participate, Hours of Service and Years of Service under the Plan, (a) service credit for any period of service credited to him as of the Merger Date for comparable purposes under the Aspen Labs Plan shall be taken into account and (b) any additional period credited for vesting purposes under the Aspen Labs Plan and not disregarded under the break in service rules under the Aspen Labs Plan or this Plan shall be taken into account. The Committee may use and rely upon records maintained by Aspen Labs to compute Hours of Service in order to determine Years of Service to be credited to such employee and his eligibility to participate in accordance with Section 2.1 of the Plan.

S39.9    Vesting Under the Plan for Matching and Discretionary Subaccounts. Funds in an Aspen Labs Member’s Matching Subaccount and Discretionary Subaccount will remain subject to the vesting schedule under the Aspen Labs Plan which was in effect prior to the Plan Merger.
S39.10    Withdrawals During Employment. The following shall apply during the period that an Aspen Labs Member is employed by an Employer or an Affiliate:
S39.10.1    Withdrawals After Age 59-1/2. An Aspen Labs Member may elect to withdraw from the Plan all or any portion of fully vested amounts in his Discretionary Subaccount, Matching Subaccount, and Rollover Subaccount at any time upon attainment of age 59-1/2.
S39.10.2    Withdrawals on Account of Hardship. In order to meet a condition of hardship under Section 7.2.4 of the Plan, a hardship withdrawal may include amounts in an Aspen Labs Member’s Discretionary Subaccount, Matching Subaccount, and Rollover Subaccount that are fully vested.
S39.11    Distribution While Performing Qualified Military Service. An Aspen Labs Member performing service in the uniformed services (as defined in chapter 43 of title 38 of the U.S. Code) while on active duty for a period of more than 30 days shall be treated as having incurred a severance from employment for purposes of receiving distributions from amounts in the Member’s subaccounts in respect of his Aspen Labs Account. If any such Aspen Labs Member elects to receive a distribution that includes elective deferrals from his Elective Subaccount, the Aspen Labs Member may not make Elective Contributions during the six-month period beginning on the date of such distribution.
S39.12    Grandfathered Disability Definition. An Aspen Labs Member will have a Disability with respect to his Matching Subaccount and Discretionary Subaccount if he or she is determined to be unable to engage in any continuing and gainful occupation by reason of a physical or mental condition resulting from bodily injury, disease, or mental disorder which has lasted or can be expected to last for a continuous period of at least twelve months. The disability of the Aspen Labs Member shall be determined by a licensed physician. However, if the condition constitutes total disability under the Federal Social Security Act, the Plan Administrator may rely upon such determination that the Member is Disabled for purposes of the Plan.
S39.13    Aspen Labs Plan Amended. The provisions of this Supplement 39 shall be treated as an amendment to and a part of the Aspen Labs Plan to the extent necessary to give full effect to this Supplement.

SUPPLEMENT NO. 40
TO
ARROW ELECTRONICS
SAVINGS PLAN
Special Provisions Applicable to
Current and Former Employees of United Technical Publishing (UTP)
Effective as of February 13, 2015, the Company acquired the United Technical Publishing (UTP) business through the purchase of all of the issued and outstanding interests in Electronics Holding LLC pursuant to a Purchase and Sale Agreement dated as of February 13, 2015. The following sets forth special provisions that apply to certain employees of United Technical Publishing (UTP).
S40.1    Special Definitions. For purposes of this Supplement 40:
S40.1.1    “UTP” means the United Technical Publishing (UTP) business, formerly a division of Hearst Business Communications, Inc., that was indirectly acquired by the Company pursuant to a Purchase and Sale Agreement regarding the acquisition of all interests in Electronics Holding LLC, a Delaware limited liability corporation, dated and effected February 13, 2015.
S40.1.2    “UTP Employee” means an individual who was employed by UTP immediately prior to February 13, 2015, and who became employed by the Company or otherwise continued in employment with UTP immediately following such date.
S40.2    Membership in the Plan. Each UTP Employee shall become a Member of the Plan, subject to the Plan’s age and service requirements, taking into account past service with UTP in accordance with Section S40.3 hereof, provided that no such employee shall become a Member prior to March 1, 2015.
S40.3    Credit Under the Plan for Service with UTP. Hours of Service and Years of Service under the Plan for UTP Employees shall be determined by taking into account the most recent period of employment with UTP and its predecessors, based on dates of hire furnished by UTP. The Committee may use and rely upon records maintained by UTP, and may use such equivalencies as the Committee determines is appropriate, to compute Hours of Service in order to determine Years of Service to be credited to such employee based on his employment with UTP.

SUPPLEMENT NO. 41
TO
ARROW ELECTRONICS
SAVINGS PLAN
Special Provisions Applicable to
Current and Former Employees of PEI-Genesis
Effective as of February 27, 2015, the Company acquired substantially all of the assets of PEI-Genesis pursuant to an Asset Purchase Agreement dated as of February 27, 2015. The following sets forth special provisions that apply to certain employees of PEI-Genesis.
S41.1    Special Definitions. For purposes of this Supplement 41:
S41.1.1    “PEI-Genesis” means PEI-Genesis, a Pennsylvania corporation, substantially all of the assets of which were acquired by the Company pursuant to an Asset Purchase Agreement dated and effected February 27, 2015.
S41.1.2    “PEI-Genesis Employee” means an individual who was employed by PEI-Genesis immediately prior to February 27, 2015, and who became employed by the Company or otherwise continued in employment with PEI-Genesis immediately following such date.
S41.2 Membership in the Plan. Each PEI-Genesis Employee shall become a Member of the Plan, subject to the Plan’s age and service requirements, taking into account past service with PEI-Genesis in accordance with Section S41.3 hereof, provided that no such employee shall become a Member prior to March 1, 2015.
S41.3    Credit Under the Plan for Service with PEI-Genesis . Hours of Service and Years of Service under the Plan for PEI-Genesis Employees shall be determined by taking into account the most recent period of employment with PEI-Genesis and its predecessors, based on dates of hire furnished by PEI-Genesis. The Committee may use and rely upon records maintained by PEI-Genesis , and may use such equivalencies as the Committee determines is appropriate, to compute Hours of Service in order to determine Years of Service to be credited to such employee based on his employment with PEI-Genesis.

SUPPLEMENT NO. 42
TO
ARROW ELECTRONICS
SAVINGS PLAN
Special Provisions Applicable to
Current and Former Employees of immixGroup, Inc.
Effective as of February 1, 2016 (the “Merger Date”), the immixGroup, Inc. 401(k) Profit Sharing Plan (the “immix Plan”) shall merge into this Plan, and the terms of the Plan shall supersede the terms of the immix Plan. This Supplement 42 provides for such merger (“Plan Merger”) and sets forth special provisions that apply to certain current and former employees of immixGroup, Inc.
S42.1    Special Definitions. For purposes of this Supplement 42:
S42.1.1    “Elective Subaccount” means a subaccount within a Member’s Elective Account to which elective deferrals made under the immix Plan are transferred.
S42.1.2    “Discretionary Subaccount” means a subaccount within a Member’s Account to which discretionary profit sharing contributions made under the immix Plan are transferred.
S42.1.3    “immix” means immixGroup, Inc., a Virginia corporation acquired by a subsidiary of the Company pursuant to a Stock Purchase Agreement dated as of February 27, 2015, and effected March 31, 2015.
S42.1.4    “immix Account” means an account maintained under the immix Plan immediately prior to the Merger Date containing elective deferrals, discretionary, matching, and rollover contributions, if any, for an immix Member.
S42.1.5    “immix Member” means a participant in the immix Plan who had an undistributed account thereunder immediately prior to the Plan Merger.
S42.1.6    “immix Plan” means the immixGroup, Inc. 401(k) Profit Sharing Plan as in effect prior to the Plan Merger.
S42.1.7    “immix Trust Fund” means the trust fund maintained under the immix Plan immediately prior to the Plan Merger.
S42.1.8    “Matching Subaccount” means a subaccount within a Member’s Account to which discretionary matching contributions made under the immix Plan are transferred.
S42.1.9    “Rollover Subaccount” means a subaccount within a Member’s Account to which rollover contributions made under the immix Plan are transferred.
S42.2    Membership in the Plan. Each person who was employed by immix and was an Eligible Employee on January 1, 2016, shall become a Member of the Plan on such date. Each immix Member who is not an Eligible Employee on January 1 2016, shall become a Member on the Merger Date, but solely with respect to amounts transferred to the Plan in respect of such person’s immix Account, unless he otherwise qualifies as a Member under the Plan.

S42.3    Plan Merger. Effective on the Merger Date, the immix Plan and the immix Trust Fund are merged into this Plan and the trust fund hereunder, and the terms of this Plan supersede the terms of the immix Plan. All persons (including current and former employees and their beneficiaries) having an interest under the immix Plan prior to the Merger Date shall, on and after the Merger Date, be entitled to benefits solely from the Plan, including this Supplement 42, in lieu of any and all interest which they had or may have had under the immix Plan.
S42.4    Transfer of immix Trust Fund. The assets held by the trustees of the immix Trust Fund shall be transferred to the Trustee on or about the Merger Date.
S42.5    Allocation of Transferred Accounts. Funds transferred to the Trustee in respect of an immix Member’s immix Account shall be allocated under the Plan to such Member’s Elective Subaccount, 401(k) Subaccount, Discretionary Subaccount, Matching Subaccount, and Rollover Subaccount, as applicable.
S42.6    Investment of Transferred Assets. Funds transferred to the Trustee pursuant to Section S42.4 shall be invested in accordance with Section S42.7. Thereafter, the Member may change the portion of his Account that is invested in each Investment Fund in accordance with Article V of the Plan.
S42.7    Fund Mapping. The following fund mapping shall become effective upon the transfer pursuant to Section S42.4:

From the Following immix Plan Funds	Into Plan Investment Funds
John Hancock 500 Index	Vanguard Institutional Index Fund
John Hancock Total Stock Market Index	Vanguard Institutional Index Fund
Franklin Mutual Beacon Fund	Vanguard Institutional Index Fund
John Hancock Equity Income Fund	Vanguard Windsor II Fund
John Hancock Disciplined Value Fund	Vanguard Windsor II Fund
American Funds Growth Fund of America	T. Rowe Price Blue Chip Growth Fund
Vanguard Growth Index Fund	T. Rowe Price Blue Chip Growth Fund
John Hancock Value Fund	Eaton Vance Atlanta Capital SMID Fund
John Hancock Mid-Cap Stock Fund	Eaton Vance Atlanta Capital SMID Fund
Vanguard Mid-Cap Growth Fund ETF	Vanguard Extended Market Index Fund
John Hancock Mid-Cap Index Trust	Vanguard Extended Market Index Fund
DFA U.S. Targeted Value Portfolio	Eaton Vance Atlanta Capital SMID Fund
John Hancock Small Cap Opportunities Fund	Eaton Vance Atlanta Capital SMID Fund
John Hancock Small-Cap Index Trust	Vanguard Extended Market Index Fund
DFA U.S. Small Cap Fund	Eaton Vance Atlanta Capital SMID Fund
John Hancock Small Cap Value Fund	Eaton Vance Atlanta Capital SMID Fund
Vanguard Small Cap Growth Index Fund	Vanguard Extended Market Index Fund
Invesco Small Cap Growth Fund	Eaton Vance Atlanta Capital SMID Fund
Vanguard Energy Fund	Vanguard Institutional Index Fund
John Hancock Science & Technology Fund	Vanguard Institutional Index Fund
Domini Social Equity Fund	Vanguard Institutional Index Fund
American Funds EuroPacific Growth Fund	JP Morgan International Equity Fund
Invesco International Growth Fund	JP Morgan International Equity Fund
DFA International Value Fund	JP Morgan International Equity Fund
Mutual Global Discovery Fund	JP Morgan International Equity Fund
American Funds New World Fund	JP Morgan International Equity Fund
John Hancock Stable Value Fund	Vanguard Retirement Savings Trust
PIMCO Total Return Fund	Dodge & Cox Income Fund
John Hancock U.S. High Yield Bond Fund	Dodge & Cox Income Fund
John Hancock Lifestyle Funds	Age appropriate Vanguard Target Retirement Fund
John Hancock Target Dates Funds	Age appropriate Vanguard Target Retirement Fund
John Hancock Guaranteed Income Lifestyle Funds	Age appropriate Vanguard Target Retirement Fund
American Balanced Fund	Age appropriate Vanguard Target Retirement Fund

S42.8    Credit Under the Plan for Service with immix. Effective on and after January 1, 2016, in determining an immix employee’s eligibility to participate, Hours of Service and Years of Service under the Plan, (a) service credit for any period of service credited to him as of the Merger Date for comparable purposes under the immix Plan shall be taken into account and (b) any additional period credited for vesting purposes under the immix Plan and not disregarded under the break in service rules under the immix Plan or this Plan shall be taken into account. The Committee may use and rely upon records maintained by immix to compute Hours of Service in order to determine Years of Service to be credited to such employee and his eligibility to participate in accordance with Section 2.1 of the Plan.

S42.9    Vesting Under the Plan for Matching and Discretionary Subaccounts. Funds in an immix Member’s Matching Subaccount and Discretionary Subaccount will remain subject to the vesting schedule under the immix Plan which was in effect prior to the Plan Merger.
S42.10    Grandfathered Disability Definition. An immix Member will have a Disability with respect to his Matching Subaccount and Discretionary Subaccount if he or she suffers from a medically determinable physical or mental impairment that can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than twelve months. The disability of an immix Member shall be determined by a licensed physician. However, if the condition constitutes total disability under the federal Social Security Acts, the Committee may rely upon such determination that the immix Member has a Disability for the purposes of the Plan.
S42.11.    Withdrawals After Age 59-1/2. An immix Member may elect to withdraw from the Plan all or any portion of fully vested amounts in his Discretionary Subaccount, Matching Subaccount, and Rollover Subaccount at any time upon attainment of age 59-1/2.
S42.12    immix Plan Amended. The provisions of this Supplement 42 shall be treated as an amendment to and a part of the immix Plan to the extent necessary to give full effect to this Supplement.

SUPPLEMENT NO. 43
TO
ARROW ELECTRONICS
SAVINGS PLAN
Special Provisions Applicable to the Merger of the
Arrow Electronics Employee Stock Ownership Plan
Effective as of December 3, 2015 (the “Merger Date”), the Arrow Electronics Employee Stock Ownership Plan (the “ESOP”) shall merge into this Plan, and the terms of the Plan shall supersede the terms of the ESOP Plan. This Supplement 43 provides for such merger (“Plan Merger”) and sets forth special provisions that apply to participants who were participants in the ESOP immediately prior to the Plan Merger. With respect to the provisions of the Plan applicable to ESOP Accounts, the Plan is designated as a stock bonus plan and an employee stock ownership plan as defined in section 4975(e)(7) of the Code and the regulations thereunder, and is designed to invest primarily in qualifying employer securities within the meaning of section 409(l) of the Code and section 407(d)(5) of ERISA.
S43.1    Special Definitions. For purposes of this Supplement 43:
S43.1.1    “Common Stock” means the common stock of the Company having a par value of $1.00 per share, or any other common stock into which it may be reclassified. The value of Common Stock on any day on which a national securities exchange is open for trading in Common Stock shall be (a) the mean between the high and low prices at which Common Stock was traded on such exchange on such day, or (b) if there were no trades of Common Stock on such exchange on such day, the mean between the high bid and low asked prices for Common Stock on such day. In the event that the value of Common Stock is to be determined under this Plan as of a day on which there was no national exchange open for trading in Common Stock, the value of Common Stock on such day shall be the value of Common Stock on the most recent day on which a national exchange was open for trading in Common Stock, as determined in accordance with the preceding sentence.
S43.1.2    “ESOP Account” means an account maintained under the Plan for an ESOP Member to which ESOP contributions made under the ESOP are transferred.
S43.1.3    “ESOP Contributions” means contributions that were made to the ESOP in cash or Common Stock.
S43.1.4    ESOP Member” mean a participant in the ESOP who had an undistributed ESOP Account.
S43.1.5    “ESOP” means the Arrow Electronics Employee Stock Ownership Plan as in effect prior to the Plan Merger.
S43.1.6    “ESOP Trust Fund” means the trust fund maintained under the ESOP immediately prior to the Plan Merger.
S43.2    Membership in the Plan. Each ESOP Member shall become a Member in the Plan on the Merger Date, but solely with respect to amounts transferred to the Plan in respect of such person’s ESOP Account, unless he otherwise qualifies as a Member under the Plan.

S43.3    Plan Merger. Effective on the Merger Date, the ESOP and the ESOP Trust Fund are merged into this Plan and the trust fund hereunder, and the terms of this Plan shall supersede the terms of the ESOP. All persons (including current and former employees and their beneficiaries) having an interest under the ESOP prior to the Merger Date shall, on and after the Merger Date, be entitled to benefits solely from the Plan, including this Supplement 43, in lieu of any and all interest which they had or may have had under the ESOP Plan.
S43.4    Transfer of ESOP Trust Fund. The assets held by the trustees of the ESOP Trust Fund shall be transferred to the Trustee on or about the Merger Date.
S43.5    Vesting of ESOP Accounts. All ESOP Members shall be fully vested in their ESOP Accounts.
S43.6    ESOP Accounts.
S43.6.1    Maintenance of ESOP Accounts. The Committee shall maintain an account for each ESOP Member, in which the number of shares or fractions of a share (to the nearest one-hundredth) allocated to each ESOP Member and amounts in respect of Common Stock which the ESOP Member diversifies in accordance with S43.8 after the Merger Date shall be recorded. Such ESOP Accounts shall be credited with contributions and forfeitures allocated under the ESOP prior to December 31, 2012 (the date the ESOP was frozen) and, to the extent such ESOP Account holds Common Stock, with earnings in respect of Common Stock credited to such ESOP Accounts.
S43.6.2    Crediting the Earnings and Other Amounts Received in Respect of Common Stock. All distributions (except distributions of Common Stock) received in respect of Common Stock allocated to ESOP Members’ ESOP Accounts, including, without limitation, cash dividends, shall be applied to the purchase of Common Stock which shall be credited to ESOP Members’ ESOP Accounts in proportion to the amount of Common Stock held in such ESOP Accounts when such distributions accrued. Distributions with respect to which there is an ex-dividend date shall be deemed to accrue on the first day on which the Common Stock sells ex-dividend.
In the event that the distribution received in respect of Common Stock allocated to ESOP Members’ ESOP Accounts is additional Common Stock, such additional Common Stock shall be allocated to the ESOP Accounts of ESOP Members in proportion to the amount of Common Stock in their ESOP Accounts when the right to such additional Common Stock accrues.
In the event that the distribution received in respect of Common Stock not allocated to ESOP Members’ ESOP Accounts, but subsequently allocated as of the close of the Plan Year, is additional Common Stock, such additional Common Stock shall be allocated to the ESOP Accounts of ESOP Members in proportion to the allocation at the end of the Plan Year of such previously unallocated Common Stock.
S43.7    Voting of Common Stock.
S43.7.1    ESOP Member’s Rights. Each ESOP Member shall have the right to direct the Trustee as to the manner in which shares of Common Stock allocated to his ESOP Account are to be voted. The Company shall furnish the Trustee and the ESOP Members with notices and information statements when voting rights are to be exercised, in such time and manner as may be required by applicable law and the Company’s Certificate of Incorporation and By-Laws. Such statements shall be substantially the same for ESOP Members as for holders of Common Stock in general. The ESOP

Member may, in his discretion, grant proxies for the exercise of his voting rights under this Section S43.7 in accordance with proxy provisions of general application.
S43.7.2    Vote by Trustee. The Trustee shall vote the Common Stock allocated to an ESOP Member’s ESOP Account in accordance with the direction of the ESOP Member, except in the case where to do so would be inconsistent with the provisions of Title I of ERISA. Fractional shares of Common Stock allocated to ESOP Members’ ESOP Accounts shall be combined to the largest number of whole shares and voted by the Trustee to reflect to the extent possible the voting direction of the ESOP Members holding fractional shares. Any Common Stock with respect to which an ESOP Member (or his Beneficiary) has voting rights under this Section S43.7 that are not timely and properly exercised, shall be voted by the Trustee in the same proportion as the shares of Common Stock for which the Trustee received timely ESOP Member direction, except in the case where to do so would be inconsistent with the provisions of Title I of ERISA.
S43.7.3    Rights of Beneficiaries. All rights of ESOP Members under this Section S43.7 shall, upon the death of an ESOP Member, be exercisable by such ESOP Member’s Beneficiary until such time as the ESOP Member’s Account shall have been fully distributed to such Beneficiary.
S43.7.4    Tender Offers, etc. In the event of a tender offer for Common Stock, the Trustee shall make appropriate arrangements for the ESOP Members (or their Beneficiaries) to be furnished with information provided by the offeror or others to holders of Common Stock in accordance with the offer and advise the ESOP Members (or their Beneficiaries) that the Trustee will respond to the offer with respect to Common Stock allocated to each ESOP Member’s ESOP Account in accordance with timely instructions provided by the ESOP Member (or Beneficiary) to an agent appointed by the Trustee for the purpose in accordance with the procedures prescribed by the Trustee. For any Common Stock with respect to which an ESOP Member (or Beneficiary) fails to provide such instructions, and any Common Stock not allocated to an ESOP Member’s ESOP Account, the Trustee shall interpret an ESOP Member’s silence as a direction not to tender the shares of Company Stock allocated to the ESOP Member’s ESOP Account and, therefore, the Trustee shall not tender any shares (or fractional shares) of Company Stock for which it does not receive timely directions to tender such shares (or fractional shares) from ESOP Members, except in the case where to do so would be inconsistent with the provisions of Title I of ERISA.
S43.8    Diversification of Investments.
S43.8.1    Election by ESOP Member. An ESOP Member may direct the Plan to diversify the investment of all or any portion of his ESOP Account that is invested in Common Stock at any time into other Investment Funds available under the Plan. The election to diversify his ESOP Account shall also apply to an Alternate Payee described in Section 8.11.1 and to a Beneficiary of a deceased ESOP Member. An ESOP Member’s election under this Section S43.8.1 shall be subject to such uniform conditions and procedures established by the Committee.
S43.9    Withdrawals During Employment. The following shall apply to withdrawals by an ESOP Member of amounts in his ESOP Account:
S43.9.1    Withdrawal of ESOP Contributions During Employment Irrespective of Age. An ESOP Member may elect to withdraw an amount up to 50% of the balance in his ESOP Account. An individual who became an ESOP Member on or after November 11, 2009 may only make a withdrawal of ESOP Contributions if he has been an ESOP Member for at least 60 months. For purposes of the 60-month restriction, participation in the Plan on and after December 3, 2015 shall be taken into account.
S43.9.2    Distribution of Withdrawal. Distribution from an ESOP Account, to the extent made in respect of Common Stock held in such Account, upon a withdrawal (whether made directly to the ESOP Member or in a direct rollover to an individual retirement arrangement or other eligible retirement plan) shall be made in whole shares of Common Stock and cash in lieu of any fractional shares, if applicable. Notwithstanding the foregoing, an ESOP Member (or an ESOP Member’s Beneficiary) may elect, in accordance with procedures adopted by the Committee, to receive a cash payment in lieu of whole and fractional shares of Common Stock, in which case the Committee shall direct the Trustee to sell the applicable number of shares of Common Stock in the ESOP Member’s ESOP Account and distribute the proceeds in cash, net of any brokerage fees and other direct expenses arising from such sale.
S43.10    Deferral of Payment of Benefit. An ESOP Member who terminates employment with an Account that exceeds $5,000 may elect to defer payment of his or her benefit to a date that is not later than his or her required beginning date, as defined under section 401(a)(9) of the Code.
S43.11    Form of Distribution of Benefits: An ESOP Member (or an ESOP Member’s Beneficiary) who is eligible to receive a distribution of such ESOP Member’s ESOP Account on account of Termination of Employment shall receive such distribution thereof in a lump-sum payment in Common Stock, to the extent the amount of the distribution is in respect of Common Stock held in such Account, with a cash payment in lieu of any fractional share of Common Stock. The Committee shall apprise the distributee of the basis to the Fund of the Common Stock (and fractions of Common Stock in the event that the whole shares of Common Stock distributed are made up of fractions having different bases) distributed to him. Notwithstanding the foregoing, an ESOP Member (or an ESOP Member’s Beneficiary) may elect, in accordance with procedures adopted by the Committee, to receive a cash payment in lieu of whole and fractional shares of Common Stock, in which case the Committee shall direct the Trustee to sell the applicable number of shares of Common Stock in the ESOP Member’s ESOP Account and distribute the proceeds in cash, net of any brokerage fees and other direct expenses arising from such sale.